Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Seaport Entertainment Group Inc. (the “Company”) hereby certifies that, to such officer’s knowledge:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 10, 2025	By:	/s/ Lenah J. Elaiwat
		Name:	Lenah J. Elaiwat
		Title:	Interim Chief Financial Officer and Treasurer
(Principal Accounting Officer and Principal Financial Officer)